SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 1999
                                                       --------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
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     (A) On November 12, 1999, NTL  Incorporated  ("NTL")  announced that it had been informed of the referral of its acquisition of certain assets of Cable & Wireless Communications plc to the UK Competition Commission, despite the contrary recommendation of the Director General of Fair Trading not to refer the matter for further consideration.


     (B) On November 12, 1999, NTL Communications Corp. ("CommCorp"), a subsidiary of NTL, announced that it intends to complete a concurrent offering of Euro Senior Notes Due 2006 (the "2006 Notes"), Euro Senior Notes Due 2009 (the "2009 Notes") and Euro Deferred Coupon Notes Due 2009, (the "Deferred Notes").


Item 7.        Financial  Statements and Exhibits.
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                  Exhibits

99.1     Press release, issued November 12, 1999

99.2     Press release, issued November 12, 1999

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL INCORPORATED
                                        (Registrant)


                                        By:  /s/  Richard J. Lubasch
                                           --------------------------
                                        Name:     Richard J. Lubasch
                                        Title:    Executive Vice President-
                                                    General Counsel


Dated: November 12, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit                                                      Page
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99.1      Press release, issued November 12,1999

99.2      Press release, issued November 12, 1999